SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the registrant ☒
Filed by a party other than the registrant ☐

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☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to §240.14a-12

SI FINANCIAL GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held at 9:00 a.m., May 11, 2011.

As part of our efforts to cut unnecessary expenses and conserve the environment, SI Financial Group, Inc. has elected to provide Internet access to the proxy statement and annual report, including the Form 10-K, rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at:

http://www.cfpproxy.com/6954

The annual stockholder meeting will be held at 9:00 a.m. on Wednesday, May 11, 2011 at the Savings Institute Bank and Trust Company Training Center. The matters to be covered are:

1.	Election of three directors to serve for a term of three years;
2.	Appointment of Wolf & Company, P.C. as our independent registered public accounting firm for 2011;
3.	To approve a non-binding resolution to approve the compensation of the named executive officers as disclosed in this proxy statement;
4.	To determine whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years; and
5.	Other matters as may be put forth at the meeting.

The Board of Directors of SI Financial Group, Inc. recommends voting “For” proposals 1, 2 and 3 and “three years” for proposal 4. To vote, you must have been a stockholder at the close of business on March 14, 2011.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote by mail or in person. If you wish to vote by mail, simply cast your vote on the enclosed proxy card and sign and return it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting, simply check the box on the proxy card indicating that you plan to attend the Annual Meeting. We ask that you cast your vote promptly. Thank you for your continued support!

If you want to receive a paper copy of these documents, you can request one at anytime. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by May 2, 2011 to ensure delivery before the stockholder meeting.

To request a paper copy of these items, you will need your Shareholder/Stockholder Control Number that can be found in the lower right hand corner of your proxy card. Then, either:

➢	Call our toll-free number, (800) 951-2405; or
➢	Visit our website at http://www.cfpproxy.com/6954; or
➢	Send us an email at fulfillment@rtco.com and enter the Stockholder Control Number when prompted or, if you send us an email, enter it in the subject line.

With- For All For hold Except For Against Abstain INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. 1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with). Mark D. Alliod, Michael R. Garvey and Robert O. Gillard 2. The ratification of the appointment of Wolf & Company, P.C. as the independent registered public accounting firm of SI Financial Group, Inc. for the fiscal year ending December 31, 2011. 3. The approval of a non-binding resolution to approve the compensation of the named executive officers. 4. The determination of whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 AND “THREE YEARS” FOR PROPOSAL 4. NOTE: STOCKHOLDERS ARE NOT VOTING TO APPROVE OR DISAPPROVE THE BOARD OF DIRECTORS’ RECOMMENDATION ON PROPOSAL 4. This proxy is revocable and, if properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of proposals 1, 2 and 3 and “three years” for proposal 4. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting. Three Two One Years Years Year Abstain X ANNUAL MEETING OF STOCKHOLDERS May 11, 2011 9:00 a.m., Local Time Detach above card, sign, date and mail in postage paid envelope provided. The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and the Annual Report to Stockholders. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. Please complete, date, sign and promptly mail this proxy in the enclosed postage-paid envelope. SI FINANCIAL GROUP, INC. REVOCABLE PROXY SI FINANCIAL GROUP, INC. ç ç THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints the official proxy committee of SI Financial Group, Inc. (the “Company”), consisting of Roger Engle and Donna M. Evan, or each of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company that the undersigned is entitled to vote only at the annual meeting of stockholders to be held on May 11, 2011 at 9:00 a.m., local time, at the Savings Institute Bank and Trust Company Training Center, 579 North Windham Road, North Windham, Connecticut, and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as follows: IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED. PLEASE MARK VOTES AS IN THIS EXAMPLE Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. 6954 PROXY MATERIALS ARE AVAILABLE ON-LINE AT: http://www.cfpproxy.com/6954 For Against Abstain